UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 2, 2015
                Date of Report (Date of earliest event reported)


                                 Tungsten Corp.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                     000-54342               98-0583175
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

                                1671 SW 105 Lane
                                 David, FL 33324
                    (Address of Principal Executive Offices)

                                 (954) 476-4638
              (Registrant's telephone number, including area code)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Resignation of Independent Certifying Accountant

On July 2, 2015, Li and Company, PC ("Li") resigned as the independent registered public accounting firm of Tungsten Corp., a Nevada corporation (the "Company"). The resignation has been accepted by the board of directors of the Company.

The report of Li regarding the Company's financial statements for the fiscal year ended January 31, 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Li on the Company's financial statements for fiscal year ended January 31, 2014 contained an explanatory paragraph which noted that there was substantial doubt about the Company's ability to continue as a going concern.

During the period from October 30, 2012 (inception) through January 31, 2013 and the fiscal year ended January 31, 2014 and , through the date of resignation,
(i) there were no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Li would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Li with a copy of the foregoing disclosures and requested that Li furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit No.             Exhibit Description
      -----------             -------------------

        16.1         Letter of Li and Company, PC

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TUNGSTEN CORP.
                                  a Nevada corporation


Dated: August 7, 2015             By: /s/ Guy Martin
                                      ------------------------------------------
                                      Guy Martin
                                      President and Chief Executive Officer


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